BANC ONE
CAPITAL MARKETS, INC.
	SYNDICATED LOANS DIVISION
	1 Bank One Plaza
	Mail Suite 0429
	Chicago, Illinois 60670-0429
	Telephone:  312-732-8293
	Fax:  312-732-2117

March 19, 2002


Global Industries, Ltd.
8000 Global Drive
Carlyss, LA  70665-0442

Attn:  	Mr. Timothy W. Miciotto
Senior Vice President and Chief Financial Officer
Re:  Global Industries, Ltd. Credit Facilities

Dear Tim:

Banc One Capital Markets, Inc. (the Arranger) hereby confirms that it has received executed commitment letters from lenders in an aggregate amount of $45,000,000 in respect of the proposed add-on 364-day credit facility (the New Credit Facility) described in the Term Sheet dated March 2002, attached hereto.
As you know, the New Credit Facility shall be not less than $30,000,000 and not more than 0.60 times the net proceeds realized by Global Industries, Inc. (Global) from the Equity Issuance, but not to exceed $50,000,000.

We appreciate have the opportunity to arrange the Amendment and the New Credit Facility for Global.
						BANK ONE, NA


						By:
_____________________________________

	Title:____________________________________


						BANC ONE CAPITAL MARKETS, INC.


						By:
_____________________________________

	Title:____________________________________





March 19, 2002